INCOME TAXES (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
11. INCOME TAXES
The Company is responsible for filing consolidated U.S., foreign and combined, unitary or separate state income tax returns. The Company is responsible for paying the taxes relating to such returns, including any subsequent adjustments resulting from the redetermination of such tax liabilities by the applicable taxing authorities.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Act. The Tax Act makes broad and complex changes to the U.S. tax code, including, but not limited to requiring a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries that is payable over eight years (the "Transition Tax"), a reduction of the U.S. federal corporate tax rate from 35% to 21%, repeals the Domestic Manufacturing Deduction, a general elimination of U.S. federal income taxes on dividends from foreign subsidiaries, new provisions designed to tax global intangible low-taxed income ("GILTI"), tax certain deductible base erosion payments called base erosion and anti-abuse tax (“BEAT”), and new interest expense limitation provisions.
In relation to the initial analysis of the impact of the all tax law changes at December 31, 2017, the Company recorded a net tax expense of $4.3 million. This included a provisional expense for the U.S tax reform bill of $55.0 million, as well as a net benefit for the revaluation of deferred tax assets and liabilities of $50.7 million.
In the current quarter, the Company has revised its accounting for the income tax effects of the Tax Act. The Company has adjusted the provisional amounts previously recorded in accordance with SEC Staff Accounting Bulletin No. 118. As such, the Company has included the following tax provisions in its financial statements as of September 30, 2018:
Revaluation of deferred tax assets and liabilities: The Tax Act reduces the U.S. federal corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. In addition, the Tax Act makes certain changes to the depreciation rules and implements new limits on the deductibility of certain executive compensation. The Company evaluated these changes and recorded a provisional benefit to net deferred taxes of $24.6 million at December 31, 2017. As a result of the completion of its 2017 U.S. corporate tax return in the three months ended September 30, 2018, the Company has adjusted its US deferred tax balances which has resulted in a current period benefit of $3.2 million. The Company has revised its calculation of the impact of these changes on its deferred tax balances. As of September 30, 2018, the Company has reviewed its analysis of the impact of the Tax Act on the deductibility of certain executive compensation. As a result, no further adjustments were made as of September 30, 2018.
Transition Tax on unrepatriated foreign earnings: The Transition Tax on unrepatriated foreign earnings is a tax on previously untaxed accumulated and current earnings and profits ("E&P") of the Company's foreign subsidiaries. To determine the amount of the Transition Tax, the Company must determine, among other factors, the amount of post-1986 E&P of its foreign subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. The Company was able to make a reasonable estimate of the Transition Tax and recorded a provisional Transition Tax expense of $51.8 million at December 31, 2017. As of September 30, 2018, the Company has revised its calculation of the Transition Tax which resulted in a benefit of $3.3 million and $13.4 million for the three and nine months ended September 30, 2018.
The Company's accounting for the following impacted areas of the Tax Act is incomplete. However, the Company was able to make reasonable estimates of certain effects and, therefore, has recorded provisional amounts as follows:
Global intangible low taxed income: The Tax Act created a new requirement that certain income (i.e., GILTI) earned by foreign subsidiaries must be included currently in the gross income of the U.S. shareholder. Under U.S. GAAP, the Company is permitted to make an accounting policy election to either treat taxes due on future inclusions in U.S. taxable income related toGILTI as a current-period expense when incurred or to factor such amounts into the Company's measurement of its deferred taxes. The Company has made the election to treat taxes due on future inclusions related to GILTI as current period expense. The Company was able to make reasonable estimates to calculate a provision that is included in the current period expense. The Company will continue to evaluate and update this provision and the application of ASC 740.
The overall effective income tax rate was 16.2% and 17.2% for the three and nine months ended September 30, 2018, respectively, and 15.7% and 23.4% for the three and nine months ended September 30, 2017, respectively. The increase in the effective tax for the three months ended September 30, 2018 is due to a deferred tax net benefit recorded in the prior three month period ended September 30, 2017. The decrease in the effective tax for the nine months ended September 30, 2018 is due to the tax benefits related to the Tax Act as discussed above, a higher earnings mix in lower tax jurisdictions and the release of uncertain tax positions due to the expiration of statutes.
During the current three month period ending September 30, 2018, certain statutes have expired related to uncertain tax positions that were previously recorded resulting in a $2.4 million reduction to the liability for uncertain tax positions, $1.1 million of which favorably affected the Company’s effective tax rate. As of September 30, 2018, the liability for income taxes associated with uncertain tax positions was $4.5 million, of which $3.3 million, if recognized, would favorably affect the Company’s effective tax rate. As of December 31, 2017, the liability for income taxes associated with uncertain tax positions was $6.9 million, of which $4.4 million, if recognized, would favorably affect the Company’s effective tax rate.

The Company includes interest and penalties related to uncertain tax positions in income tax expense. During the current three month period ending September 30, 2018, certain statutes have expired related to uncertain tax positions that were previously recorded. The net reduction in accrued interest expense related to these positions totaled $0.3 million which favorably affected the Company’s effective tax rate. As of September 30, 2018, the total accrued interest and penalties are $0.6 million and $0.1 million, respectively. As of December 31, 2017, the total accrued interest and penalties were $0.7 million and $0.1 million, respectively.
At this time, the Company believes it is reasonably possible that unrecognized tax benefits of approximately $4.5 million may change within the next 12 months due to the expiration of statutory review periods and current examinations.  With limited exceptions, the Company is no longer subject to examination by various U.S. and foreign taxing authorities for years before 2014.

10.   INCOME TAXES

The Company is responsible for filing consolidated U.S., foreign and combined, unitary or separate state income tax returns. The Company is responsible for paying the taxes relating to such returns, including any subsequent adjustments resulting from the redetermination of such tax liabilities by the applicable taxing authorities.

On December 23, 2017, the French government enacted the Finance Act for 2018 and it was published in the Official Bulletin on December 31, 2017.  The Finance act reduced the French corporate tax rate from 28% in 2020 to 25%, enacting an additional 1.5% reduction in each year 2021 and 2022.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code that affect fiscal 2017, including, but not limited to requiring a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries that is payable over eight years (the “Transition Tax”). The Tax Act also establishes new tax laws that will affect 2018 and later years, including, but not limited to, a reduction of the U.S. federal corporate tax rate from 35% to 21%, repeals the Domestic Manufacturing Deduction, a general elimination of U.S. federal income taxes on dividends from foreign subsidiaries, new provisions designed to tax global intangible low-taxed income (“GILTI”), tax certain deductible base erosion payments called base erosion and anti-abuse tax (“BEAT”), and new interest expense limitation provisions.

In relation to the initial analysis of the impact of the all tax law changes, the Company has recorded a net tax expense of $4.3 million. This includes a provisional expense for the U.S. tax reform bill of $55.0 million, as well as a net benefit for the revaluation of deferred tax assets and liabilities of $50.7 million.

The Company has not completed its accounting for the income tax effects of the Tax Act. Where the Company has been able to make reasonable estimates of the effects for which its analysis is not yet complete, the Company has recorded provisional amounts in accordance with SEC Staff Accounting Bulletin No. 118. Where the Company has not yet been able to make reasonable estimates of the impact of certain elements, the Company has not recorded any amounts related to those elements and has continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect immediately prior to the enactment of the Tax Act.

The Company’s accounting for the following impacted areas of the Tax Act is incomplete. However, the Company was able to make reasonable estimates of certain effects and, therefore, has recorded provisional amounts as follows:

Revaluation of deferred tax assets and liabilities:    The Tax Act reduces the U.S. federal corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. In addition, the Tax Act makes certain changes to the depreciation rules and implements new limits on the deductibility of certain executive compensation. The Company has evaluated these changes and has recorded a provisional benefit to net deferred taxes of $24.6 million. The Company is still completing its calculation of the impact of these changes on its deferred tax balances.

Transition Tax on unrepatriated foreign earnings:    The Transition Tax on unrepatriated foreign earnings is a tax on previously untaxed accumulated and current earnings and profits (“E&P”) of the Company’s foreign subsidiaries. To determine the amount of the Transition Tax, the Company must determine, among other factors, the amount of post-1986 E&P of its foreign subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. The Company was able to make a reasonable estimate of the Transition Tax and has recorded a provisional Transition Tax expense of $51.8 million. The Company is continuing to gather additional information to more precisely compute the amount of the Transition Tax to complete its calculation of E&P as well as the final determination of non-U.S. income taxes paid.

The Company’s accounting for the following elements of the Tax Act is incomplete, and it has not yet been able to make reasonable estimates of the effects of these items. Therefore, no provisional amounts were recorded.

Global intangible low taxed income (“GILTI”):    The Tax Act creates a new requirement that certain income (i.e., GILTI) earned by foreign subsidiaries must be included currently in the gross income of the U.S. shareholder. Due to the complexity of the new GILTI tax rules, the Company is continuing to evaluate this provision of the Tax Act and the application of ASC 740. Under U.S. GAAP, the Company is permitted to make an accounting policy election to either treat taxes due on future inclusions in U.S. taxable income related to GILTI as a current-period expense when incurred or to factor such amounts into the Company’s measurement of its deferred taxes. The Company has not yet completed its analysis of the GILTI tax rules and is not yet able to reasonably estimate the effect of this provision of the Tax Act or make an accounting policy election for the ASC 740 treatment of the GILTI tax. Therefore, the Company has not recorded any amounts related to potential GILTI tax in its financial statements and has not yet made a policy decision regarding whether to record deferred taxes on GILTI.

Indefinite reinvestment assertion: Beginning in 2018, the Tax Act provides a 100% deduction for dividends received from 10-percent owned foreign corporations by U.S. corporate shareholders, subject to a one-year holding period. Although dividend income is now exempt from U.S. federal tax in the hands of the U.S. corporate shareholders, companies must still apply the guidance of ASC 740 to account for the tax consequences of outside basis differences and other tax impacts of their investments in non-U.S. subsidiaries. While the Company has accrued the Transition Tax on the deemed repatriated earnings that were previously indefinitely reinvested, the Company was unable to determine a reasonable estimate of the remaining tax liability, if any, under the Tax Act for its remaining outside basis differences or evaluate how the Tax Act will affect the Company’s existing accounting position to indefinitely reinvest unremitted foreign earnings. Therefore, the Company has not included a provisional amount for this item in its financial statements for fiscal 2017. The Company will record amounts as needed for this item beginning in the first reporting period during the measurement period in which the Company obtains necessary information and is able to analyze and prepare a reasonable estimate.

The components of the income from operations before provision for income taxes for the Company’s domestic and foreign operations for the years ended December 31 are provided below:

	For the year ended December 31,
In thousands	2017	2016	2015
Domestic	$140,325	$276,218	$461,394
Foreign	211,738	136,619	123,974
Income from operations before income taxes	$352,063	$412,837	$585,368

The consolidated provision for income taxes included in the Statement of Income consisted of the following:

	For the year ended December 31,
In thousands	2017	2016	2015
Current taxes
Federal	$86,157	$72,317	$141,245
State	3,644	9,953	16,072
Foreign	67,395	27,391	24,442
	157,196	109,661	181,759
Deferred taxes
Federal	(22,863)	11,013	9,606
State	(1,024)	1,953	770
Foreign	(43,536)	(23,194)	(5,395)
	(67,423)	(10,228)	4,981
Total provision	$89,773	$99,433	$186,740

A reconciliation of the United States federal statutory income tax rate to the effective income tax rate on operations for the years ended December 31 is provided below:

	For the year ended December 31,
In thousands	2017	2016	2015
U.S. federal statutory rate	35.0%	35.0%	35.0%
State taxes	0.4%	2.1%	2.0%
Tax reserves	—%	(0.2)%	(0.4)%
Foreign	(8.3)%	(4.3)%	(2.1)%
Research and development credit	(0.8)%	(1.0)%	(0.4)%
Manufacturing deduction	(1.1)%	(1.8)%	(2.3)%
France tax rate change	(6.5)%	(6.5)%	—%
U.S. tax rate change	(7.9)%	—%	—%
U.S. tax reform provision	15.6%	—%	—%
Transaction costs related to acquisitions	—%	1.5%	—%
Other, net	(0.9)%	(0.7)%	0.1%
Effective rate	25.5%	24.1%	31.9%

The 6.5% decrease in the effective tax rate due to the France tax rate change was the result of adopted tax legislation that reduces the corporate income tax rate in France from 28.0% to 25.0% over the period 2021 to 2022. The 7.9% decrease in the effective tax rate due to the U.S. tax rate change was the result of adopted tax legislation that reduces the corporate income tax rate in the U.S. from 35.0% to 21.0% effective January 1, 2018.  The 15.6% increase in the effective tax rate due to the U.S. tax reform previously discussed. Deferred income taxes result from temporary differences in the recognition of income and expense for financial and income tax reporting purposes. These deferred income taxes will be recognized as future tax benefits or costs when the temporary differences reverse.

Components of deferred tax assets and liabilities were as follows:

	December 31,
In thousands	2017	2016
Deferred income tax assets:
Accrued expenses and reserves	$10,961	$26,117
Warranty reserve	20,211	24,131
Deferred compensation/employee benefits	18,353	25,755
Pension and postretirement obligations	21,637	25,595
Inventory	19,620	22,579
Net operating loss carry forwards	65,671	59,416
Tax credit carry forwards	1,921	621
Other	13,053	2,317
Gross deferred income tax assets	171,427	186,531
Valuation allowance	25,683	21,418
Total deferred income tax assets	145,744	165,113
Deferred income tax liabilities:
Property, plant & equipment	37,015	47,321
Intangibles	288,141	359,312
Total deferred income tax liabilities	325,156	406,633
Net deferred income tax liability	$(179,412)	$(241,520)

A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized.  As of December 31, 2017, the valuation allowance for certain foreign carryforwards was $25.7 million primarily in Brazil, China, United Kingdom, and South Africa.

Net operating loss carry-forwards in the amount of $65.7 million expire in various periods from December 31, 2018 to December 31, 2037.

As of December 31, 2017, the liability for income taxes associated with unrecognized tax benefits was $6.9 million, of which $4.4 million, if recognized, would favorably affect the Company’s effective income tax rate. As of December 31, 2016, the liability for income taxes associated with unrecognized tax benefits was $8.4 million, of which $4.2 million, if recognized, would favorably affect the Company’s effective tax rate. A reconciliation of the beginning and ending amount of the liability for income taxes associated with unrecognized tax benefits follows:

In thousands	2017	2016	2015
Gross liability for unrecognized tax benefits at beginning of year	$8,423	$10,557	$12,596
Gross increases - unrecognized tax benefits in prior periods	2,466	6	—
Gross increases - current period unrecognized tax benefits	—	—	1,682
Gross decreases - unrecognized tax benefits in prior periods	—	—	—
Gross decreases - audit settlement during year	(3,979)	—	(3,027)
Gross decreases - expiration of audit statute of limitations	—	(2,140)	(694)
Gross liability for unrecognized tax benefits at end of year	$6,910	$8,423	$10,557

The Company includes interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2017, the total interest and penalties accrued was approximately $0.7 million and $0.1 million, respectively. As of December 31, 2016, the total interest and penalties accrued was approximately $0.8 million and $0.3 million, respectively.

With limited exception, the Company is no longer subject to examination by various U.S. and foreign taxing authorities for years before 2012. At this time, the Company believes that it is reasonably possible that unrecognized tax benefits of approximately $5.2 million may change within the next 12 months due to the expiration of statutory review periods and current examinations.